UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2023

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange
0.500% Senior Notes due 2030	PSA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On June 12, 2023, Public Storage (the “Company”) entered into a Third Amended and Restated Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as Agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents and the other lenders and agents, arrangers and bookrunners party thereto. The Credit Agreement provides the Company with a $1.5 billion unsecured revolving credit facility (the “Credit Facility”) that replaces in its entirety the revolving credit facility provided for under the Company’s Second Amended and Restated Credit Agreement dated April 19, 2019. No subsidiaries of the Company are required to guarantee the Company’s obligations under the Credit Agreement.

The Credit Facility has an initial maturity date of June 12, 2027, and may be extended by up to one additional year either through the exercise of a one-year extension option and the payment of a 0.125% extension fee on the amount of the extended commitments or the exercise of one or both of two six-month extension options, each of which is subject to the payment of a 0.0625% extension fee on the amount of the extended commitments.

Under the terms of the Credit Agreement, the Company has the ability to borrow up to $1.5 billion, with an option to increase commitments under the Credit Facility or incur one or more term loans at any time in an aggregate amount of up to an additional $1.0 billion, subject to obtaining additional commitments from lenders and the satisfaction of certain customary conditions. The Credit Facility includes borrowing capacity for letters of credit and for borrowings on same-day notice.

Loans under the Credit Agreement bear interest at variable interest rates. Interest rates applicable to such Loans are determined according to, at the Company’s election, SOFR plus an applicable margin ranging from 0.65% to 1.40% or a base rate plus an applicable margin ranging from 0% to 0.40%, in each case, with such applicable margin determined on the basis of the Company’s credit rating in effect from time to time. In addition, at the Company’s election and subject to the agreement of one or more lenders under the Credit Facility, the interest rate on any loan may also be determined by competitive bid process.

The Credit Agreement requires that the Company comply on a quarterly basis with certain financial covenants, including a maximum consolidated total leverage ratio test, a maximum consolidated secured leverage ratio test, a maximum consolidated unsecured asset coverage ratio test and a minimum consolidated debt service coverage ratio test. The Credit Agreement also contains customary representations, affirmative covenants and negative covenants. Such covenants include furnishing the lenders periodic financial information about the Company; paying and discharging certain material obligations and liabilities; maintenance of corporate existence and REIT status; and certain limitations on the ability to consolidate, merge or sell, lease or otherwise transfer all or substantially all assets.

The Credit Agreement also contains customary events of default (subject to certain grace periods), including nonpayment of principal, interest, fees or other amounts when due; material inaccuracies of representations or warranties; cross-default to other material indebtedness, the occurrence of certain bankruptcy events; undischarged material judgments; certain ERISA events; and certain changes of control. Upon the occurrence of an event of default, any outstanding loans may be accelerated and/or the revolving commitments of the lenders may be terminated.

Borrowings under the Credit Agreement may be used, among other things, for property development costs, capital expenditures, repayment of indebtedness, general working capital needs and other general corporate purposes, including payment of dividends, acquisitions, and repurchases and redemptions of securities otherwise permitted under the Credit Agreement. As of June 12, 2023, the Company had no outstanding borrowings under the Credit Agreement.

In the ordinary course of their respective businesses, many of the lenders or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, advisory, lending and/or commercial banking or other financial services for the Company and its subsidiaries for which they received, or may receive, customary fees and reimbursement of expenses.

The foregoing description is qualified in its entirety by reference to the Credit Agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth under Item 1.01 is incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Entry Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

10.1	Third Amended and Restated Credit Agreement, dated as of June 12, 2023, by and among the Company, the financial institutions party thereto, Wells Fargo Securities, LLC, BofA Securities, Inc. and JPMorgan Chase Bank, N.A., as Joint Bookrunners, Wells Fargo Securities, LLC, BofA Securities, Inc., JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, BNP Paribas and Sumitomo Mitsui Banking Corporation, as Joint Lead Arrangers, Wells Fargo Bank, National Association, as Agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, and PNC Bank, National Association, TD Bank, N.A., The Bank of Nova Scotia, BNP Paribas and Sumitomo Mitsui Banking Corporation, as Documentation Agents.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ H. Thomas Boyle
H. Thomas Boyle
Date: June 12, 2023		Senior Vice President, Chief Financial and Investment Officer